FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS  FIRST  AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") dated as
                                                      ---------------
of August 30, 1999, is to that Credit Agreement dated as of April 13, 1999 (as amended and modified from time to time, the "Credit Agreement"; terms used but
                                               ----------------
not otherwise defined herein shall have the meanings provided in the Credit Agreement), by and among RACING CHAMPIONS, INC., an Illinois corporation ("RCI"), and RACING CHAMPIONS SOUTH, INC., a North Carolina corporation ("RCS"),
                                                                          ---
(each of RCI and RCS individually a "U.S. Borrower", and collectively, the "U.S.
                                     -------------                          ----
Borrowers"),  RACING  CHAMPIONS WORLDWIDE LIMITED, a corporation organized under
---------
the  laws  of  the  United  Kingdom (the "U.K. Borrower"; together with the U.S.
                                          -------------
Borrowers,  the  "Borrowers"),  the  Guarantors  identified therein, the several
                  ---------
banks  and  other financial institutions identified therein (the "Lenders"), and
                                                                  -------
FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").
                                                         --------------------


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Lenders have established a $175,000,000 secured credit facility for the benefit of the Borrowers pursuant to the terms of the Credit Agreement;

     WHEREAS, the Borrowers wish to amend the Credit Agreement to modify certain provisions contained therein;

     WHEREAS, the Required Lenders have agreed to the requested amendment on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     A.     The  Credit  Agreement  is  amended  in  the  following  respects:

     1.     (a)     The  pricing  grid  in  the  definition  of  "Applicable
Percentage"  is  deleted  in  its  entirety  and following substituted therefor:

                                   Alternate           LIBOR Rate Margin for
                                   Base Rate         U.S. Revolving Loans, U.K.
                                   Margin for        Revolving Loans, Term Loans
             Leverage         U.S. Revolving Loans          and Letter of          Commitment
Level          Ratio             and Term Loans               Credit Fee               Fee


I      greater than or equal
       to 3.25 to 1.0                         1.25%                         2.25%        .400%
       ---------------------  ---------------------  ----------------------------  -----------
II     less than 3.25 to 1.0
       but greater than 3.00
       to 1.00                                1.00%                         2.00%        .375%
       ---------------------  ---------------------  ----------------------------  -----------
III    less than 3.00 to 1.0
       but greater than or
       equal to 2.50 to 1.0                    .50%                         1.50%        .300%
       ---------------------  ---------------------  ----------------------------  -----------
IV     less than 2.50 to 1.0
       but greater than or
       equal to 2.00 to 1.0                    .25%                         1.25%        .275%
       ---------------------  ---------------------  ----------------------------  -----------
V      less than 2.00 to 1.0
       but greater than or
       equal to 1.50 to 1.0                    .00%                         1.00%        .250%
       ---------------------  ---------------------  ----------------------------  -----------
VI     less than 1.50 to 1.0                   .00%                          .75%        .225%
-----  ---------------------  ---------------------  ----------------------------  -----------

     (b) From the date of this First Amendment written above through the next Interest Determination Date, the Applicable Percentage shall be based on Level II. On such next Interest Determination Date, the Applicable Percentage shall be based on the Level set forth above that correlates with the Leverage Ratio demonstrated in the compliance certificate delivered by the Company for the quarter ended September 30, 1999 and shall remain at least equal to or greater than such Applicable Margin through the quarter ended March 31, 2000.

     2. Section 5.9(a) of the Credit Agreement is hereby amended by deleting subsection (a) in its entirety and the following substituted therefor:

     (a)     Leverage  Ratio.  The  Leverage  Ratio,  as of the last day of each
             ---------------
fiscal quarter of the Company and its Subsidiaries occurring during each of the periods set forth below shall be less than or equal to the following:


Period                                        Ratio
-----------------------------------------  ------------
Closing Date through June 30, 1999         3.00 to 1.00
July 1, 1999 through December 31, 1999     3.50 to 1.00
January 1, 2000 through March 31, 2000     3.25 to 1.00
April 1, 2000 through June 30, 2000        3.00 to 1.00
July 1, 2000 through September 30, 2000    2.75 to 1.00
October 1, 2000 through December 31, 2001  2.50 to 1.00
January 1, 2002 through December 31, 2002  2.25 to 1.00
January 1, 2003 and thereafter             2.00 to 1.00

     3. Section 5.9(b) of the Credit Agreement is hereby amended by deleting subsection (b) in its entirety and the following substituted therefor:

     (b)     Fixed  Charge  Coverage Ratio.  The Fixed Charge Coverage Ratio, as
             -----------------------------
of the last day of each fiscal quarter of the Company and its Subsidiaries occurring during each of the periods set forth below shall be greater than or equal to the following:




Period                                        Ratio
-----------------------------------------  ------------
Closing Date through December 31, 1999     1.25 to 1.00
January 1, 2000 through December 31, 2000  1.10 to 1.00
January 1, 2001 through March 31, 2001     1.15 to 1.00
April 1, 2001 and thereafter               1.25 to 1.00




     4. Section 5.9(c) of the Credit Agreement is hereby amended by deleting subsection (c) in its entirety and the following substituted therefor:

     (c) The Interest Coverage Ratio as of the last day of each fiscal quarter of the Company and its Subsidiaries occurring during the periods set forth below shall be greater than or equal to the following:



Period                                      Ratio
---------------------------------------  ------------
Closing Date until June 30, 1999         3.50 to 1.00
July 1, 1999 through March 31, 2000      2.50 to 1.00
April 1, 2000 through June 30, 2000      2.75 to 1.00
July 1, 2000 through September 30, 2000  3.25 to 1.00
October 1, 2000 and thereafter           4.00 to 1.00


     5. Section 5.9 of the Credit Agreement is hereby amended by adding the following clause (d) thereto immediately following clause (c):

     (d)     Limitation  on  Consolidated  Capital  Expenditures.  Consolidated
             ---------------------------------------------------
Capital Expenditures as of the last day of each fiscal year of the Company and its Subsidiaries occurring during the periods set forth below shall be less than or equal to the following:

               July  1,  1999  through  December  31,  1999          $ 6,000,000
               January  1,  2000  and  thereafter               $12,000,000

     6. (a) The definition of "Consolidated EBIT" is hereby deleted in its entirety and the following substituted therefor:

     "Consolidated  EBIT" means, for any period, the sum of (i) Consolidated Net
      ------------------
Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, and (C) cost savings add-backs resulting from non-recurring charges related to acquisitions as set forth on Schedule 1.1(c) attached hereto, and (D) other adjustments to Consolidated EBIT reasonably acceptable to the Required Lenders.

     (b) The Schedules to the Credit Agreement are hereby amended by adding Annex I attached hereto as Schedule 1.1(c) to the Credit Agreement and the add-backs set forth therein are hereby approved by the Administrative Agent and the Lenders party hereto. It is further agreed, that the delivery by the Company of its compliance certificate for the quarter ended June 30, 1999 may have resulted in an Event of Default for non-compliance with certain financial covenants if the Company were unable to include the foregoing approved add-backs in its calculations. Therefore, the Administrative Agent and the Lenders party hereto hereby waive any such Event of Default relating to the Company's inclusion of those certain add-backs set forth on Annex I hereto prior to the approval of such add-backs by the Administrative Agent and the Required Lenders herein and consent to the inclusion of such add-backs in the compliance certificate for the quarter ended June 30, 1999.

     7. The definition of "Consolidated EBITDA" is hereby deleted in its entirety and the following substituted therefor:

     "Consolidated  EBITDA"  means,  for any period, the sum of (i) Consolidated
      --------------------
Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, (C) depreciation, amortization expense and other non-cash charges, (D) cost savings add-backs resulting from non-recurring charges related to acquisitions as set forth on Schedule 1.1(c) attached hereto, and (E) other adjustments to Consolidated EBITDA reasonably acceptable to the Required Lenders.

     8. The definition of "Fixed Charge Coverage Ratio" is hereby amended by deleting the parenthetical in the third line of the definition and replacing it with the following:

     "(or the twelve month period beginning with the first day of the fiscal quarter then ended with respect to subsection (b)(ii) below)".

     9.     (a)     Section  6.11  of  the Credit Agreement is hereby deleted in its  entirety  and  the  following  substituted  therefor:

"The Company will not, nor will it permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) as permitted by Section 6.12 and (d) provided that (i) no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof on an actual or pro forma basis, and (ii) prior to effecting such repurchase, the Company shall have delivered to the Administrative Agent, a certificate in the form attached hereto as Schedule
                                                                        --------
6.11, demonstrating that, after giving effect to such contemplated repurchase, the Company will have minimum liquidity of at least $25 million, then the Company may repurchase shares of its Capital Stock on the open market in an aggregate amount not to exceed (a) $10,000,000 in the aggregate from the Closing Date until April 15, 2000 and (b) $20,000,000 in the aggregate during the term of this Agreement. Notwithstanding the foregoing, after June 30, 2000, the Company shall no longer be required to deliver the liquidity certificate provided for in subclause (d) (ii)."

          (b) The Schedules to the Credit Agreement are hereby amended by adding Annex II attached hereto as Schedule 6.11 to the Credit Agreement.

     10.     The  following  definition  is  added  to Section 1.1 of the Credit
Agreement.

     "Security  Agreement"  means  the Security Agreement dated as of August 30,
      -------------------
1999 given by the Borrowers and the Guarantors to the Administrative Agent, as amended, modified or supplemented from time to time in accordance with its terms.

     11. The definition of "Security Documents" in the Credit Agreement is amended by adding the phrase ", the Security Agreement" immediately after the words "Pledge Agreement" therein.

     12. Section 6.1(h) of the Credit Agreement is hereby deleted in its entirety.

     13. Section 6.3 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

     "The Company will not, nor will it permit any Subsidiary to, enter into or otherwise become or be liable in respect of any Guaranty Obligations (excluding specifically therefrom endorsements in the ordinary course of business of negotiable instruments for deposit or collection) other than (i) those in favor of the Lenders in connection herewith and (ii) Guaranty Obligations by the Company or its Subsidiaries of Indebtedness permitted under Section 6.1(b) (to the extent existing on the Closing Date or as set forth on Schedule 6.1(b), as
                                                             ---------------
it  may  be  amended  from  time  to  time)  and  under  Section  6.1  (f)."

     14.     Schedule  6.1(b)  to  the Credit Agreement is hereby deleted in its
             ----------------
entirety  and  replaced  with  Annex  III  attached  hereto.

     B. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

     C. The Credit Parties hereby represent and warrant that (a) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (b) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

     D. This First Amendment shall become effective upon the satisfaction of the following conditions precedent:

     (a)     Execution  of First Amendment.  The Administrative Agent shall have
             -----------------------------
received counterparts of this First Amendment, executed by a duly authorized officer of each party thereto.

     (b)     Execution  of  the  Security  Agreement.  The  Administrative Agent
             ---------------------------------------
shall have received counterparts of the Security Agreement executed by a duly authorized officer of each party thereto.

     (c)     Legal  Opinion  of  Counsel.  The  Administrative  Agent shall have
             ---------------------------
received an opinion of Reinhart, Boerner, VanDeuren, Norris & Rieselbach, S.C., counsel for the Credit Parties, dated as of the date hereof and addressed to the Administrative Agent and the Lenders, in form and substance satisfactory to the Administrative Agent.

     (d)     Personal  Property Collateral.  The Administrative Agent shall have
             -----------------------------
received,  in  form  and  substance  satisfactory  to  the Administrative Agent:

     (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security in trust in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens.

     (ii) duly executed UCC financing statements for each appropriate jurisdiction as necessary, in Administrative Agent's sole discretion, to perfect the Administrative Agent's security interest in the Collateral.

     (e) The Borrowers shall have paid to the Administrative Agent and the Lenders all amendment and related fees including an amendment fee to all Lenders party to this First Amendment in the amount of $100,000 on a pro rata basis among such Lenders.

     E. Each of the Credit Parties hereby reaffirms all of its obligations and duties under the Credit Documents as amended including but not limited to the Borrowers' obligations under the Credit Agreement and the Guarantors obligations under the Credit Agreement.

     F. The Company agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including the reasonable fees and expenses of the Administrative Agent's legal counsel, Moore & Van Allen, PLLC.

     G. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

     H. This First Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date and year first above written.


U.S.  BORROWERS:              RACING  CHAMPIONS,  INC.,
---------------
                               an  Illinois  corporation


                              By:/s/  Curtis  W.  Stoelting
                                 --------------------------
                              Name: Curtis  W.  Stoelting
                                    ---------------------
                              Title: Executive  Vice  President
                                     ---------------------------



                              RACING  CHAMPIONS  SOUTH,  INC.,
                               a  North  Carolina  corporation


                              By:/s/  Curtis  W.  Stoelting
                                 --------------------------
                              Name: Curtis  W.  Stoelting
                                    ---------------------
                              Title: Executive  Vice  President
                                     ---------------------------



U.K.  BORROWER:               RACING  CHAMPIONS  WORLDWIDE
--------------
                              LIMITED,
                              a  United  Kingdom  corporation


                              By:/s/  Curtis  W.  Stoelting
                                 --------------------------
                              Name: Curtis  W.  Stoelting
                                    ---------------------
                              Title: Director
                                     ---------------------------

GUARANTORS:                    RACING  CHAMPIONS  CORPORATION,
----------
                                 a  Delaware  corporation
                              GREEN'S  RACING  SOUVENIRS,  INC.,
                                 a  Virginia  corporation
                              RCNA  HOLDINGS,  INC.,
                                 a  Delaware  corporation
                              THE  ERTL  COMPANY,  INC.,
                                 a  Delaware  corporation
                              ERTL  DIRECT,  INC.,
                                 a  Delaware  corporation

                              By:/s/  Curtis  W.  Stoelting
                                 --------------------------
                              Name: Curtis  W.  Stoelting
                                    ---------------------
                              Title: Executive  Vice  President
                                     ---------------------------

ADMINISTRATIVE  AGENT
---------------------
AND  LENDERS:               FIRST  UNION  NATIONAL  BANK,
-------------
                                as  Administrative  Agent  and  as  a  Lender

                            By:/s/  Kent  S.  Davis
                               --------------------
                            Name:Kent  S.  Davis
                                 ---------------
                            Title:

                            THE  FIRST  NATIONAL  BANK  OF  CHICAGO


                            By:/s/  Kevin  L.  Gillen
                               ----------------------
                            Name:Kevin  L.  Gillen
                                 -----------------
                            Title:

                            NORTHERN  TRUST  COMPANY


                            By:/s/  Clark  Delanois
                               --------------------
                            Name:Clark  Delanois
                                 ---------------
                            Title:

                            COMERICA  BANK


                            By:/s/  Andrew  R.  Craig
                               ----------------------
                            Name:Andrew  R.  Craig
                                 -----------------
                            Title:

                            MICHIGAN NATIONAL BANK


                            By:/s/  Eric Haege
                               ----------------------
                            Name: Eric Haege
                                  -----------------
                            Title: